UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

 Akcea Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38137	47-2608175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road 9th Floor Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 4, 2018, Stanley T. Crooke, M.D, Ph.D. resigned his position as a member of the Akcea Therapeutics, Inc. (the “Company”) Board of Directors (“Board”). Dr. Crooke has served on the Board since January 2015.

On October 5, 2018, the Board accepted Dr. Crooke’s resignation and appointed Damien McDevitt, Ph.D. to fill Dr. Crooke’s vacancy on the Board, effective immediately.

Dr. McDevitt is Chief Business Officer of Ionis Pharmaceuticals, Inc. He is a member of Ionis’ executive leadership team, responsible for leading Ionis’ corporate development activities, including corporate communications, business development, patient advocacy, competitive intelligence and alliance management. Dr. McDevitt joined Ionis in June 2018. Previously, Dr. McDevitt was senior vice president, corporate development at ACADIA Pharmaceuticals. Prior to ACADIA, he was at GSK for more than two decades, where he was instrumental in over 70 global business development transactions involving multiple therapeutic areas, including severe and rare and neuromuscular diseases, among others. He served in various roles with increasing responsibility including vice president, head of business development for R&D Extended Therapy areas, head of Worldwide Business Development Asia and head of GSK’s R&D West Coast Innovation Center.

There are no arrangements or understandings between Dr. McDevitt and any other persons pursuant to which Dr. McDevitt was appointed as a director of the Company.

Dr. McDevitt will enter into the Company’s standard form of indemnity agreement, the form of which has been filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on April 10, 2017.

A copy of the press release announcing Dr. Crooke’s resignation and the appointment of Dr. McDevitt to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKCEA THERAPEUTICS, INC.

Date: October 9, 2018	By:	/s/ Paula Soteropoulos
Paula Soteropoulos
Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated October 8, 2018.